 NEWS RELEASE

MVB Financial Corp declares Fourth Quarter Dividend

FAIRMONT, W.Va., (November 20, 2015) – The Board of Directors of MVB Financial Corp., (OTC Markets Group OTCQB: MVBF)  has declared  a quarterly cash dividend of $0.02 per share to shareholders of record at the close of business on December 1, 2015, payable December 15, 2015.

This is the second quarterly dividend payout based on the earlier Board approval to transition from its prior semi-annual dividend schedule to a quarterly one.   The 2015 dividend payout total for the year is $0.08 per share which is equal to 2014.

About MVB Financial Corp.

MVB Financial Corp. (OTCQB: MVBF) is a financial holding company headquartered in Fairmont, W.Va. Through its subsidiaries, MVB Bank, Inc., MVB Mortgage and MVB Insurance, the company provides community banking, mortgage banking, insurance and wealth management services to individuals and corporate clients in the Mid-Atlantic region. Its largest subsidiary MVB Bank, with 12 locations in West Virginia, was named 2015 Community Bank of the Year by the W. Va. District Office of the U.S. Small Business Administration.

The OTCQB is a market tier operated by the OTC Market Group Inc., for over-the-counter traded companies that are current in their reporting with a U.S. regulator.

For more information, please visit ir.mvbbanking.com.

Forward-Looking Statements

All statements other than statements of historical fact included herein are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934. Such information involves risks and uncertainties that could result in the actual results of MVB Financial Corp. ("MVB Financial" or the "Company") differing from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from those discussed in such forward-looking statements include, but are not limited to: (i) the Company may incur loan losses due to negative credit quality trends in the future that may lead to deterioration of asset quality; (ii) the Company may incur increased charge-offs in the future; (iii) the Company could have adverse legal actions of a material nature; (iv) the Company may face competitive loss of customers; (v) the Company may be unable to manage its expense levels; (vi) the Company may have difficulty retaining key employees; (vii) changes in the interest rate environment may have results on the Company's operations materially different from those anticipated by the Company's market risk management functions; (viii) changes in general economic conditions and increased competition could adversely affect the Company's operating results; (ix) changes in other regulations, government policies, and application of regulations affecting bank holding companies and their subsidiaries, including changes in monetary policies, may negatively impact the Company's operating results and that could negatively impact or preclude current and future acquisition activities; (x) the effects of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Basel III may adversely affect the Company; (xi) the risk that the benefits from the acquisition, by MVB Bank, Inc. ("MVB Bank"), of two branches of Susquehanna Bank in Berkeley County, West Virginia, may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, the degree of competition in the geographic and business areas in which MVB Bank operates, integration factors, and the reaction to MVB Bank of Susquehanna Bank clients, which bank at the two branches that were acquired by MVB Bank;  (xii) the risk that the new investments to support the growth of MVB Insurance, LLC ("MVB Insurance") may not be fully realized or may take longer than expected due to general economic and market conditions; (xiii) diversion of management time on acquisition or diversified growth issues; and, (xiv) other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  Any forward-looking statement speaks only as of the date on which it is made and we do not undertake any obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

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